Exhibit 99.1

Distribution Solutions Group Announces Strategic Acquisition of Winzer and FastServ Supply

Expands MRO Distribution Network through Enhanced Customer Reach and Geographic Coverage

FORT WORTH, Texas, October 13, 2026 – Distribution Solutions Group, Inc. (NASDAQ: DSGR) (“DSG” or the “Company”), a premier specialty distribution company, today announced a definitive agreement to acquire GradeEight Holdings, LLC (“GradeEight”), a multi-brand MRO distribution platform utilizing a national network of franchisees under Winzer Corporation (“Winzer”), and retail-facing storefronts through FastServ Supply located in Texas and Arkansas.

Founded in 1978, Winzer is a principal operating company of GradeEight Holdings, LLC. Through its MRO distribution model, Winzer serves customers across all 50 states, Puerto Rico, Mexico, and Canada, supported by distribution facilities in Texas and Michigan. A key differentiator of the business is its network of more than 270 franchisees, serving approximately 12,000 customers and providing access to a product portfolio of over 65,000 SKUs. In addition to its MRO distribution operations, GradeEight operates FastServ Supply, a brick-and-mortar retail chain with eight locations across Texas and Arkansas. Both businesses, along with their e-commerce site, serve a diverse range of end markets, including automotive, construction, manufacturing, transportation & logistics, government and public sector, energy, agriculture, and other industrial sectors.

“GradeEight, through its Winzer and FastServ Supply businesses, has successfully built a differentiated on-site business with committed franchisees serving a loyal customer base and enjoying a strong market presence across the MRO market and retail channels,” said J. Bryan King, Chairman and Chief Executive Officer of Distribution Solutions Group. “Their complementary capabilities, broad marketplace coverage, and established presence enhance DSG’s platform and our ability to serve customers across key regions. We are excited to invest in tools, products, and other growth opportunities for its franchisees and FastServ locations to deepen engagement with their customers. We are pleased to welcome the GradeEight team to DSG and look forward to leveraging our combined strengths to drive continued growth and value for our customers, suppliers and associates.”

“This transaction represents an exciting new chapter for GradeEight. By joining DSG and working alongside the Lawson Products team, we gain access to expanded resources, product categories, and operational capabilities that will benefit our customers and supplier partners,” said Cody Patterson, CEO of GradeEight Holdings. “We are grateful for the relationships we have developed over the years and believe this combination positions our franchisees, our business and our employees for continued success and new opportunities in the future.”

GradeEight Holdings generates approximately $110 million in annual sales and is expected to be accretive to DSG’s Adjusted EBITDA margins on a go-forward basis. The transaction will be funded through DSG’s existing cash and availability under its amended credit agreement and is expected to close in the fourth quarter of 2026, subject to customary closing conditions.

About GradeEight Holdings

GradeEight Holdings is a national distributor of Maintenance, Repair, and Operations (MRO) products with approximately 190 associates and 270 franchisees serving customers across the United States. GradeEight supplies fasteners, electrical supplies, chemicals, shop supplies, automotive supplies, safety supplies, cutting tools, abrasives, hydraulics, and janitorial supplies. GradeEight’s mission is to build a great MRO company by providing quality products and comprehensive solutions through unmatched service while helping customers succeed and associates thrive.

About Distribution Solutions Group, Inc.

DSG is a premier multi-platform specialty distribution company providing high-touch, value-added distribution solutions to the maintenance, repair & operations (MRO), original equipment manufacturer (OEM) and industrial technologies markets. DSG was formed through the strategic combination of Lawson Products, a leader in MRO distribution of C-parts, including the Canada Branch Division; Gexpro Services, a leading global supply chain services provider to manufacturing customers; and TestEquity, a leader in electronic test & measurement and supply solutions.

Through its collective businesses, DSG is dedicated to helping customers lower their total cost of operation by increasing productivity and efficiency with the right products, expert technical support, and fast, reliable delivery to be a one-stop solution provider. DSG serves over 200,000 customers in several diverse end markets supported by approximately 4,300 dedicated employees and strong vendor partnerships. DSG ships from strategically located distribution and service centers to customers in North America, Europe, Asia, South America and the Middle East.

For more information on Distribution Solutions Group, please visit www.distributionsolutionsgroup.com.

Forward-Looking Statements

This release contains certain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the “safe-harbor” provisions under the Private Securities Litigation Reform Act of 1995, that involve risks and uncertainties. The Terms “aim,” “anticipate,” “believe,” “contemplates,” “continues,” “could,” “ensure,” “estimate,” “expect,” “forecasts,” “if,” “intend,” “likely,” “may,” “might,” “objective,” “outlook,” “plan,” “positioned,” “potential,” “predict,” “probable,” “project,” “shall,” “should,” “strategy,” “will,” “would,” and variations of them and other words and terms of similar meaning and expression (and the negatives of such words and terms) are intended to identify forward-looking statements.

Forward-looking statements can also be identified by the fact that they do not relate strictly to historical or current facts. Such forward-looking statements are based on current expectations and involve inherent risks, uncertainties and assumptions, including factors that could delay, divert or change any of them, and could cause actual outcomes to differ materially from current expectations. DSG can give no assurance that any goal or plan set forth in forward-looking statements can be achieved and DSG cautions readers not to place undue reliance on such statements. DSG undertakes no obligation to release publicly any revisions to forward-looking statements as a result of new information, future events or otherwise. Each forward-looking statement speaks only as of the date on which such statement is made, and DSG undertakes no obligation to update any such statement to reflect events or circumstances arising after such date. Actual results may differ materially from those projected as a result of certain risks and uncertainties. Factors that could cause or contribute to such differences or that might otherwise impact DSG’s business, financial condition and results of operations include the risks that DSG may encounter difficulties integrating the business of DSG with the business of other companies that DSG has combined with or may otherwise combine with and that certain assumptions with respect to such business or transactions could prove to be inaccurate. Certain risks associated with DSG’s business are also discussed from time to time in the reports DSG files with the Securities and Exchange Commission, including the Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K or other reports the Company may file from time to time with the Securities and Exchange Commission, which should be reviewed carefully.

Contacts

Company:

Distribution Solutions Group, Inc.

Ronald J. Knutson

Executive Vice President, Chief Financial Officer and Treasurer

1-888-611-9888

Investor Relations:

Three Part Advisors, LLC

Steven Hooser / Sandy Martin

214-872-2710 / 214-616-2207

Source: Distribution Solutions Group, Inc.

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